UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 13, 2018

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Carlton Avenue, Suite 200 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On March 13, 2018, the Compensation Committee of the Board of Directors of Diffusion Pharmaceuticals, Inc. (the "Company") approved cash bonus awards for the fiscal year ended December 31, 2017 for the Company's Named Executive Officers identified in Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-222203) (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission on January 16, 2018. All other compensation for the Named Executive Officers for fiscal year 2017 was previously reported by the Company in the 2017 Summary Compensation Table beginning on page 34 of the Registration Statement. As of the filing of the Registration Statement, the amounts of the cash bonus awards for fiscal year 2017 for the Named Executive Officers had not been determined and, therefore, were not included in the 2017 Summary Compensation Table included in the Registration Statement. Pursuant to Item 5.02(f) of Form 8-K, the amounts of the cash bonus awards for fiscal year 2017 and the total compensation for fiscal year 2017 for the Named Executive Officers, recalculated to include the cash bonus awards for fiscal year 2017, are set forth below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus	Option Awards (2)	All Other Compensation(3)	Total
David G. Kalergis	2017	$317,677	$0	$99,966	$92,612	$510,255
Chief Executive Officer	2016	$244,144	$0	$410,240	$96,000	$750,384

John L. Gainer, Ph.D.	2017	$265,958	$0	$82,899	$99,508	$448,365
Chief Scientific Officer	2016	$191,740	$0	$146,209	$82,615	$420,564

Ben L. Shealy	2017	$178,400	$0	$56,323	$55,311	$290,034
Senior Vice President – Finance, Treasurer & Secretary	2016	$152,225	$0	$107,892	$62,359	$322,746

(1)	Represents cash portion of base salary as described below under "--Employment Agreements."

(2)

The amounts shown in this column reflect the grant date fair value of option awards granted during the applicable year, calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC Topic 718") and determined without regard to forfeitures. The assumptions used in the Black-Scholes model for the fiscal years ended December 31, 2017 and 2016 will be and are disclosed in our Annual Reports on Form 10-K for the years ended December 31, 2017 and 2016, respectively.

(3)

Represents annual cash incentive bonus paid to Messrs. Kalergis, Gainer and Shealy in (i) March 2018 for service in 2017 in the amount of $81,000, $89,000 and $51,000, respectively, and (ii) March 2017 for service in 2016 in the amount of $96,000, $79,000 and $58,000, respectively.  The remaining amounts reported in this column represent 401(k) Plan matching contributions by the Company for the applicable year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2018	DIFFUSION PHARMACEUTICALS INC.

By: /s/ David G. Kalergis
Name: David G. Kalergis
Title: Chief Executive Officer